UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2013

PENN NATIONAL GAMING, INC.

Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

On September 26, 2013, Penn National Gaming, Inc. (“Penn”) issued a press release announcing that its Board of Directors approved, subject to certain terms and conditions, the previously announced spin-off (the “spin-off”) of its real property assets through the distribution to its shareholders of the common stock of Gaming and Leisure Properties, Inc. (“GLPI”), a subsidiary of Penn.  To implement the spin-off, Penn (and its affiliates) and GLPI will effect a series of restructuring transactions following which Penn will distribute shares of GLPI common stock to the holders of Penn common stock and preferred stock.  As more fully described in the Registration Statement on Form S-11 (File No. 333-188608) GLPI has filed with the SEC with respect to the spin-off (as amended, the “Registration Statement”), each Penn shareholder will receive one share of common stock of GLPI for every share of Penn common stock and every 1/1,000th of a share of Penn Series C preferred stock held by such shareholder at the close of business on October 16, 2013, the record date for the spin-off.   The distribution date for the spin-off is expected to be November 1, 2013.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The risk factors attached as Exhibit 99.2 hereto are incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Actual results may vary materially from expectations.  Although Penn believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations.  Meaningful factors that could cause actual results to differ from expectations include, but are not limited to, risks related to the following: the proposed separation of GLPI from Penn, including Penn’s ability to timely receive all necessary consents and approvals and satisfy all conditions to the consummation of the spin-off, the anticipated timing of the spin-off, the expected tax treatment of the proposed transaction, the ability of each of Penn and GLPI to conduct and expand its respective businesses following the spin-off, and the diversion of management’s attention from traditional business concerns; Penn’s ability to raise the capital necessary to finance the spin-off, including the redemption of its existing debt and preferred stock obligations, the anticipated cash portion of GLPI’s special earnings and profits dividend and transaction costs; and other factors as discussed in the Registration Statement, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC, including without limitation the risk factors filed as Exhibit 99.2 hereto. The Company does not intend to update publicly any forward-looking statements except as required by law.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Penn National Gaming, Inc., dated September 26, 2013

99.2	Risk Factors

* * *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 30, 2013	PENN NATIONAL GAMING, INC.

	By:	/s/ Robert Ippolito
	Name:	Robert Ippolito
	Title:	Vice President, Secretary and Treasurer

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